UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-00524

BNY Mellon Investment Funds III
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	12/31/2020

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon High Yield Fund

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon High Yield Fund

ANNUAL REPORT December 31, 2020

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2020 through December 31, 2020, as provided by Chris Barris and Kevin Cronk, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended December 31, 2020, BNY Mellon High Yield Fund’s Class A shares produced a total return of 4.77%, Class C shares returned 3.99%, and Class I shares returned 4.86%.1 In comparison, the ICE BofA Merrill Lynch U.S. High Yield Master II Constrained Index (the “Index”), the fund’s benchmark, achieved a total return of 6.07% over the same period.2

High yield corporate bonds produced positive returns over the reporting period, amid high volatility caused by the COVID-19 pandemic and subsequent measures from central banks to support asset valuations. The fund underperformed the Index, due in part to underweights in CCC rated and distressed credit, which rallied during risk-on periods of market activity.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income. At least 80% of the fund’s assets are invested in fixed-income securities that are rated below investment grade (“high yield” or “junk” bonds) or are the unrated equivalent as determined by BNY Mellon Investment Adviser, Inc.

In choosing securities, the fund’s portfolio managers seek to capture the higher yields offered by junk bonds, while managing credit risk and the volatility caused by interest-rate movements. The fund’s investment process involves a “top-down” approach to security selection. The fund looks at a variety of factors when assessing a potential investment, including the state of the industry or sector, the company’s financial strength and the company’s management. The fund also looks for companies that are underleveraged, have positive free cash flow and are self-financing.

The fund may, but is not required to, use certain derivatives, such as options, futures, options on futures (including those relating to securities, foreign currencies, indices and interest rates), forward contracts and swap agreements (including interest-rate and credit-default swap agreements). The fund also may invest in collateralized debt obligations (CDOs). The fund may also make forward commitments, whereby it agrees to buy or sell a security in the future at a price agreed upon today.

COVID-19 and Central Bank Activity Influence Markets

It was an eventful 12 months for fixed-income markets. Investors were looking forward to a new calendar year filled with higher economic growth rates and continued expansion. Emerging-market economies had begun to stabilize after being disrupted by trade disputes. Risk asset spreads were tight through the middle of February 2020. However, the tone changed, as COVID-19 wreaked havoc globally, causing a dramatic decline in economic activity and consequent increase in corporate and emerging-market bond spreads. Liquidity tightened in March 2020. Spreads widened, affecting even some high-quality positions. The adverse impact was compounded by an oil price collapse as a result of disagreement between OPEC members Saudi Arabia and Russia. There was a partial recovery in riskier bonds in

April 2020, as massive monetary and fiscal responses were unleashed by governments and central banks. The European Central Bank expanded their bond buying program to provide more assistance to countries on the European periphery.

Risk assets rallied in response to central bank intervention. Investor sentiment also improved, as COVID-19 infection rates fell during the summer, and lockdown measures eased, allowing economic activity to pick up in some parts of the world. Emerging-market sovereign debt and some high yield debt recovered from March lows. Spreads generally continued to tighten until the fall, when concerns about rising infection rates and renewed economic closures sparked renewed spread widening. However, the tide turned in November, when news of potential, viable vaccines surfaced. Investor sentiment lifted, and a strong risk-on rally began, particularly in areas of the market that were hard hit by the pandemic, such as travel and leisure names, and low-quality and distressed debt. Spreads tightened through the end of the period.

Allocation Decisions Constrain Returns

The majority of the fund’s underperformance is attributable to the fourth quarter, when a strong risk-on environment caused low quality and distressed debt to soundly outperform the broader market. Due to the relatively conservative nature of the fund’s holdings, the fund was underweight these outperforming assets and thus, underperformed. During this period, sectors most affected by COVID-19, such as gaming, leisure, entertainment and energy, also rallied. The fund held reduced exposure to these sectors, further constraining performance relative to the benchmark. In addition, security selection within the broadcasting industry weighed on results. Diamond Sports Group, an owner of regional sports channels on cable, was among the leading detractors. The company lost advertising revenue during the portion of 2020 when sports stopped broadcasting.

Conversely, better results were achieved with other strategies. Security selection was accretive to results, particularly in the energy space, which benefited from the fund’s purchase of “fallen angels.” A fallen angel is a bond that has been downgraded from investment grade to high yield. The fund also purchased fallen angels within the automotive industry. These securities rallied during risk-on periods of the market. In addition, security selection within the telecommunications industry was also positive. Across the market sectors, U.S. high yield performed best during the period, followed by European high yield, followed by bank loans. Collateralized Loan Obligations (CLOs) trailed the broader market.

Assessing Risk and Finding Opportunities

The supply and demand dynamics within the high yield market continue to provide strong technical supports for valuations. We expect fundamentals to continue to improve. Support from the Federal Reserve (the “Fed”) and additional stimulus measures would also work to support prices. Although high yield securities are generally producing lower yields than the historical average, we believe spreads continue to be attractive, and we think the asset class will continue to attract demand and perform well within the fixed-income asset class.

Given the sanguine environment, we have taken a more constructive view of our portfolios in terms of COVID-sensitive sectors and are selecting credits from issuers we think will benefit from operational improvements and experience increasing demand for their products or services.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

At the same time, we are finding unique opportunities across the leveraged finance opportunity set, including bank loans, European high yield and CLOs. We continue to retain our focus on offering a competitive yield versus the benchmark and maintain that a disciplined, research-intensive approach is very important for investment success. As always, we will continue to seek opportunities for investment backed by strong fundamentals.

January 15, 2021

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The ICE BofA Merrill Lynch U.S. High Yield Master II Constrained Index contains all securities in the ICE BofA Merrill Lynch U.S. High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2%, and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the index, each is equally weighted, and the face values of their respective bonds are increased or decreased on a pro-rata basis. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, call and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

High yield bonds involve increased credit and liquidity risk than higher-rated bonds and are considered speculative in terms of the issuer’s ability to pay interest and repay principal on a timely basis.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

The risks of an investment in a collateralized debt obligation (CDO) depend largely on the type of the collateral and the tranche of the CDO in which the fund invests. CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, market anticipation of defaults, as well as aversion to CDO securities as an asset class.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon High Yield Fund with a hypothetical investment of $10,000 in the ICE BofA Merrill Lynch U.S. High Yield Master II Constrained Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in Class A shares, Class C shares and Class I shares of BNY Mellon High Yield Fund on 12/31/10 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A shares, Class C shares and Class I shares. The Index contains all securities in the ICE BofA Merrill Lynch U.S. High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 12/31/2020
	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	0.07%	5.82%	4.90%
Without sales charge	4.77%	6.79%	5.38%
Class C shares
with applicable redemption charge †	3.00%	5.99%	4.59%
without redemption	3.99%	5.99%	4.59%
Class I shares	4.86%	7.05%	5.64%
ICE BofA Merrill Lynch U.S. High Yield Master II Constrained Index	6.07%	8.42%	6.61%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon High Yield Fund from July 1, 2020 to December 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2020

	Class A	Class C	Class I
Expense paid per $1,000†	$5.02	$8.96	$3.69
Ending value (after expenses)	$1,100.30	$1,096.20	$1,099.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2020

	Class A	Class C	Class I
Expense paid per $1,000†	$4.82	$8.62	$3.56
Ending value (after expenses)	$1,020.36	$1,016.59	$1,021.62

†  Expenses are equal to the fund’s annualized expense ratio of .95% for Class A, 1.70% for Class C and .70% for Class I, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
December 31, 2020

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 88.8%
Advertising - 1.2%
Advantage Sales & Marketing, Sr. Scd. Notes		6.50	11/15/2028	2,745,000	[b]	2,907,984
Clear Channel International, Sr. Scd. Notes		6.63	8/1/2025	4,142,000	[b]	4,385,342
Outfront Media Capital, Gtd. Notes		4.63	3/15/2030	1,860,000	[b]	1,903,504
Outfront Media Capital, Gtd. Notes		5.00	8/15/2027	1,843,000	[b]	1,878,367
Terrier Media Buyer, Gtd. Notes		8.88	12/15/2027	2,124,000	[b]	2,345,693
					13,420,890
Aerospace & Defense - 1.1%
TransDigm, Gtd. Notes		5.50	11/15/2027	2,605,000		2,742,544
TransDigm, Gtd. Notes		6.50	5/15/2025	4,070,000		4,189,556
TransDigm, Sr. Scd. Notes		6.25	3/15/2026	2,920,000	[b]	3,113,465
TransDigm, Sr. Scd. Notes		8.00	12/15/2025	1,695,000	[b]	1,877,365
					11,922,930
Airlines - .5%
American Airlines, Sr. Scd. Notes		11.75	7/15/2025	3,300,000	[b]	3,810,675
Delta Air Lines, Sr. Scd. Notes		4.75	10/20/2028	1,145,000	[b]	1,250,710
					5,061,385
Automobiles & Components - 4.1%
American Axle & Manufacturing, Gtd. Notes		6.25	4/1/2025	2,315,000	[c]	2,398,919
American Axle & Manufacturing, Gtd. Notes		6.88	7/1/2028	2,600,000	[c]	2,806,492
Clarios Global, Gtd. Notes		8.50	5/15/2027	3,215,000	[b]	3,498,111
Clarios Global, Sr. Scd. Notes		6.25	5/15/2026	4,585,000	[b]	4,923,144
Dealer Tire, Sr. Unscd. Notes		8.00	2/1/2028	5,915,000	[b]	6,246,684
Ford Motor, Sr. Unscd. Notes		5.29	12/8/2046	1,690,000		1,769,219
Ford Motor, Sr. Unscd. Notes		8.50	4/21/2023	1,325,000		1,496,157
Ford Motor, Sr. Unscd. Notes		9.00	4/22/2025	1,325,000		1,629,929
Ford Motor Credit, Sr. Unscd. Notes	EUR	2.39	2/17/2026	2,525,000	[c]	3,145,079
Ford Motor Credit, Sr. Unscd. Notes	EUR	3.02	3/6/2024	2,758,000		3,499,477
Ford Motor Credit, Sr. Unscd. Notes		3.82	11/2/2027	200,000		205,875
Ford Motor Credit, Sr. Unscd. Notes		4.00	11/13/2030	600,000		631,908
Ford Motor Credit, Sr. Unscd. Notes		4.06	11/1/2024	470,000		494,355
Ford Motor Credit, Sr. Unscd. Notes		4.13	8/17/2027	975,000		1,022,531
Ford Motor Credit, Sr. Unscd. Notes		4.27	1/9/2027	2,780,000		2,919,000
Ford Motor Credit, Sr. Unscd. Notes	GBP	4.54	3/6/2025	1,780,000		2,590,087
Ford Motor Credit, Sr. Unscd. Notes		4.54	8/1/2026	740,000		790,875
Ford Motor Credit, Sr. Unscd. Notes		5.11	5/3/2029	2,440,000		2,720,478
Ford Motor Credit, Sr. Unscd. Notes		5.13	6/16/2025	825,000		898,054

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 88.8% (continued)
Automobiles & Components - 4.1% (continued)
IHO Verwaltungs, Sr. Scd. Notes		6.38	5/15/2029	975,000	[b]	1,075,971
					44,762,345
Banks - .3%
Citigroup, Jr. Sub. Bonds		5.95	1/30/2023	3,030,000	[d]	3,181,524
Building Materials - 2.0%
Boise Cascade, Gtd. Notes		4.88	7/1/2030	2,179,000	[b]	2,362,853
Cornerstone Building Brands, Gtd. Notes		6.13	1/15/2029	715,000	[b]	761,028
Cornerstone Building Brands, Gtd. Notes		8.00	4/15/2026	4,680,000	[b]	4,931,550
CP Atlas Buyer, Sr. Unscd. Notes		7.00	12/1/2028	3,330,000	[b]	3,461,119
Griffon, Gtd. Notes		5.75	3/1/2028	4,775,000		5,057,632
Masonite International, Gtd. Notes		5.38	2/1/2028	2,176,000	[b]	2,340,157
U.S. Concrete, Gtd. Notes		5.13	3/1/2029	3,072,000	[b]	3,169,920
					22,084,259
Chemicals - 1.6%
Consolidated Energy Finance, Gtd. Notes		6.50	5/15/2026	2,160,000	[b,c]	2,165,400
Consolidated Energy Finance, Sr. Unscd. Notes		6.88	6/15/2025	4,260,000	[b]	4,326,562
Innophos Holdings, Sr. Unscd. Notes		9.38	2/15/2028	2,880,000	[b]	3,162,600
Kraton Polymers, Gtd. Notes		4.25	12/15/2025	740,000	[b]	755,799
Kraton Polymers, Gtd. Notes		7.00	4/15/2025	1,065,000	[b]	1,121,978
Venator Finance, Gtd. Notes		5.75	7/15/2025	4,055,000	[b,c]	3,799,028
Venator Finance, Sr. Scd. Notes		9.50	7/1/2025	2,405,000	[b]	2,633,475
					17,964,842
Collateralized Loan Obligations Debt - 3.1%
Allegro X CLO, Ser. 2019-1A, Cl. D, 3 Month LIBOR +3.80%		4.02	4/20/2032	2,000,000	[b,e]	2,002,984
Ares European XII CLO, Ser. 12X, Cl. E, 3 Month EURIBOR +6.10% @ Floor	EUR	6.10	4/20/2032	1,450,000	[e]	1,751,232
Barings CLO, Ser. 2018-1A, Cl. D, 3 Month LIBOR +5.50%		5.74	4/15/2031	2,000,000	[b,e]	1,889,049
Barings CLO, Ser. 2019-3A, Cl. E, 3 Month LIBOR +6.78%		7.00	4/20/2031	1,000,000	[b,e]	1,001,349
Battalion CLO, Ser. 2020-18A, Cl. D2, 3 Month LIBOR +4.00%		4.23	10/15/2032	2,000,000	[b,e]	2,002,374
Battalion XIV CLO, Ser. 2019-14A, Cl. D, 3 Month LIBOR +3.95%		4.17	4/20/2032	4,000,000	[b,e]	4,010,458
Battalion XVI CLO, Ser. 2019-16A, CI. D, 3 Month LIBOR +4.36%		4.58	12/19/2032	3,000,000	[b,e]	3,022,095
Catamaran CLO, Ser. 2018-1A, Cl. D, 3 Month LIBOR +3.65%		3.86	10/25/2031	1,520,000	[b,e]	1,482,691

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 88.8% (continued)
Collateralized Loan Obligations Debt - 3.1% (continued)
Crosthwaite Park CLO, Ser. 1X, Cl. D, 3 Month EURIBOR +6.20% @ Floor	EUR	6.20	3/15/2032	1,000,000	[e]	1,217,715
Dryden 69 Euro CLO, Ser. 2019-69A, Cl. E, 3 Month EURIBOR +6.29% @ Floor	EUR	6.29	4/18/2032	1,000,000	[b,e]	1,214,373
Dryden 69 Euro CLO, Ser. 2019-69X, Cl. E, 3 Month EURIBOR +6.29% @ Floor	EUR	6.29	4/18/2032	1,000,000	[e]	1,214,373
Euro-Galaxy VII CLO, Ser. 2019-7A, Cl. E, 3 Month EURIBOR +6.16% @ Floor	EUR	6.16	4/25/2032	1,000,000	[b,e]	1,216,240
Euro-Galaxy VII CLO, Ser. 2019-7X, Cl. E, 3 Month EURIBOR +6.16% @ Floor	EUR	6.16	4/25/2032	2,000,000	[e]	2,432,480
KKR CLO, Ser. 23, Cl. E, 3 Month LIBOR +6.00%		6.22	10/20/2031	2,000,000	[b,e]	1,895,478
KKR CLO, Ser. 26, Cl. E, 3 Month LIBOR +7.00%		7.24	7/15/2032	1,000,000	[b,e]	1,000,612
Neuberger Berman Loan Advisers CLO, Ser. 2017-24A, Cl. E, 3 Month LIBOR +6.02%		6.24	4/19/2030	2,000,000	[b,e]	1,963,339
OZLM VI CLO, Ser. 2014-6A, Cl. DS, 3 Month LIBOR +6.05%		6.27	4/17/2031	4,000,000	[b,e]	3,531,283
St. Pauls CLO, Ser. 11-A, Cl. E, 3 Month EURIBOR +6.00% @ Floor	EUR	6.00	1/17/2032	1,000,000	[b,e]	1,211,524
					34,059,649
Commercial & Professional Services - 3.7%
Allied Universal Holdco, Sr. Scd. Notes		6.63	7/15/2026	1,605,000	[b]	1,713,418
AMN Healthcare, Gtd. Notes		4.00	4/15/2029	1,910,000	[b]	1,957,750
AMN Healthcare, Gtd. Notes		4.63	10/1/2027	2,005,000	[b]	2,104,137
APX Group, Sr. Scd. Notes		6.75	2/15/2027	3,950,000	[b]	4,251,187
La Financiere Atalian, Gtd. Bonds	EUR	5.13	5/15/2025	2,965,000		3,368,729
MPH Acquisition Holdings, Gtd. Notes		5.75	11/1/2028	1,060,000	[b,c]	1,037,475
Nielsen Finance, Gtd. Notes		5.88	10/1/2030	2,015,000	[b]	2,283,247
Prime Security Services Borrower, Scd. Notes		6.25	1/15/2028	1,780,000	[b]	1,913,500
Prime Security Services Borrower, Sr. Scd. Notes		3.38	8/31/2027	820,000	[b]	814,875
Prime Security Services Borrower, Sr. Scd. Notes		5.75	4/15/2026	1,990,000	[b]	2,181,538
Sabre GLBL, Sr. Scd. Notes		7.38	9/1/2025	1,995,000	[b]	2,167,568
The Brink's Company, Gtd. Notes		4.63	10/15/2027	1,925,000	[b]	2,015,234

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 88.8% (continued)
Commercial & Professional Services - 3.7% (continued)
United Rentals North America, Gtd. Notes		3.88	2/15/2031	1,995,000		2,096,595
United Rentals North America, Gtd. Notes		4.88	1/15/2028	2,500,000		2,665,625
Verisure Midholding, Gtd. Bonds	EUR	5.75	12/1/2023	1,280,000	[b]	1,587,629
Verscend Escrow, Sr. Unscd. Notes		9.75	8/15/2026	4,780,000	[b]	5,189,287
WW International, Gtd. Notes		8.63	12/1/2025	3,416,000	[b]	3,562,461
					40,910,255
Consumer Discretionary - 5.9%
Allen Media, Gtd. Notes		10.50	2/15/2028	5,085,000	[b]	5,287,612
Ashton Woods USA, Sr. Unscd. Notes		6.63	1/15/2028	1,840,000	[b]	1,941,200
Ashton Woods USA, Sr. Unscd. Notes		6.75	8/1/2025	1,531,000	[b]	1,597,821
Banijay Entertainment, Sr. Scd. Notes		5.38	3/1/2025	5,755,000	[b]	5,983,013
Banijay Group, Sr. Unscd. Notes	EUR	6.50	3/1/2026	2,000,000	[b]	2,462,541
Boyd Gaming, Gtd. Notes		6.38	4/1/2026	695,000		722,939
Boyd Gaming, Gtd. Notes		8.63	6/1/2025	793,000	[b]	882,958
Caesars Entertainment, Sr. Scd. Notes		6.25	7/1/2025	1,485,000	[b]	1,583,389
Caesars Entertainment, Sr. Unscd. Notes		8.13	7/1/2027	3,250,000	[b]	3,602,064
Carnival, Sr. Scd. Bonds	EUR	10.13	2/1/2026	2,505,000	[b]	3,553,932
Carnival, Sr. Unscd. Notes		7.63	3/1/2026	935,000	[b,c]	1,020,426
CCM Merger, Sr. Unscd. Notes		6.38	5/1/2026	730,000	[b]	768,325
Core & Main, Sr. Unscd. Notes		6.13	8/15/2025	2,545,000	[b]	2,635,666
Core & Main Holdings, Sr. Unscd. Notes		8.63	9/15/2024	3,260,000	[b]	3,343,195
H&E Equipment Services, Gtd. Notes		3.88	12/15/2028	895,000	[b]	902,858
International Game Technology, Sr. Scd. Notes		5.25	1/15/2029	5,760,000	[b]	6,215,645
Lions Gate Capital Holdings, Gtd. Notes		6.38	2/1/2024	5,890,000	[b]	6,055,597
Picasso Finance Sub, Sr. Scd. Notes		6.13	6/15/2025	502,000	[b]	537,868
Scientific Games International, Gtd. Notes		7.25	11/15/2029	750,000	[b]	824,393
Scientific Games International, Gtd. Notes		8.25	3/15/2026	1,645,000	[b]	1,775,457
Scientific Games International, Gtd. Notes		8.63	7/1/2025	1,935,000	[b]	2,121,244
Scientific Games International, Sr. Scd. Notes		5.00	10/15/2025	1,435,000	[b]	1,482,556
Stars Group Holdings, Gtd. Notes		7.00	7/15/2026	3,730,000	[b]	3,932,819
Taylor Morrison Communities, Gtd. Notes		5.88	6/15/2027	1,550,000	[b]	1,760,180

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 88.8% (continued)
Consumer Discretionary - 5.9% (continued)
Taylor Morrison Communities, Sr. Unscd. Notes		5.13	8/1/2030	2,785,000	[b]	3,124,422
TRI Pointe Group, Gtd. Notes		5.70	6/15/2028	400,000		452,600
Williams Scotsman International, Sr. Scd. Notes		4.63	8/15/2028	1,005,000	[b]	1,042,059
					65,612,779
Consumer Staples - .8%
Edgewell Personal Care, Gtd. Notes		5.50	6/1/2028	2,394,000	[b]	2,576,147
Kronos Acquisition Holdings, Gtd. Notes		7.00	12/31/2027	545,000	[b]	571,648
Kronos Acquisition Holdings, Sr. Scd. Notes		5.00	12/31/2026	554,000	[b]	578,930
Prestige Brands, Gtd. Notes		5.13	1/15/2028	1,590,000	[b]	1,698,319
Spectrum Brands, Gtd. Notes		5.50	7/15/2030	2,645,000	[b]	2,854,947
					8,279,991
Diversified Financials - 3.5%
Compass Group Diversified Holdings, Sr. Unscd. Notes		8.00	5/1/2026	2,780,000	[b]	2,928,897
FS Energy & Power Fund, Sr. Scd. Notes		7.50	8/15/2023	3,970,000	[b]	3,821,542
Garfunkelux Holdco 3, Sr. Scd. Bonds	GBP	7.75	11/1/2025	1,765,000	[b]	2,488,484
Garfunkelux Holdco 3, Sr. Scd. Notes	EUR	6.75	11/1/2025	1,590,000	[b]	2,000,696
Icahn Enterprises, Gtd. Notes		5.25	5/15/2027	1,975,000		2,122,138
Icahn Enterprises, Gtd. Notes		6.25	5/15/2026	3,715,000		3,942,507
Nationstar Mortgage Holdings, Gtd. Notes		5.13	12/15/2030	370,000	[b]	387,194
Nationstar Mortgage Holdings, Gtd. Notes		5.50	8/15/2028	3,535,000	[b]	3,727,216
Nationstar Mortgage Holdings, Gtd. Notes		6.00	1/15/2027	3,595,000	[b]	3,821,377
Navient, Sr. Unscd. Notes		5.50	1/25/2023	6,130,000		6,425,006
Navient, Sr. Unscd. Notes		7.25	9/25/2023	1,305,000		1,432,701
Quicken Loans, Gtd. Notes		3.88	3/1/2031	4,369,000	[b]	4,543,760
Quicken Loans, Gtd. Notes		5.25	1/15/2028	970,000	[b]	1,037,294
					38,678,812
Electronic Components - 1.0%
Energizer Holdings, Gtd. Notes		4.38	3/31/2029	1,560,000	[b]	1,617,751
Energizer Holdings, Gtd. Notes		4.75	6/15/2028	2,690,000	[b]	2,834,722
Sensata Technologies, Gtd. Notes		3.75	2/15/2031	2,615,000	[b]	2,713,925
Wesco Distribution, Gtd. Notes		7.25	6/15/2028	3,260,000	[b]	3,712,146
					10,878,544
Energy - 13.0%
Antero Midstream Partners, Gtd. Notes		5.75	3/1/2027	2,569,000	[b]	2,528,859

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 88.8% (continued)
Energy - 13.0% (continued)
Antero Midstream Partners, Gtd. Notes	7.88	5/15/2026	1,800,000	[b]	1,863,144
Antero Resources, Gtd. Notes	5.63	6/1/2023	1,110,000	[c]	1,089,188
Antero Resources, Sr. Unscd. Notes	8.38	7/15/2026	725,000	[b]	741,813
Apache, Sr. Unscd. Notes	4.25	1/15/2030	3,205,000	[c]	3,371,259
Apache, Sr. Unscd. Notes	4.38	10/15/2028	1,948,000		2,030,751
Apache, Sr. Unscd. Notes	5.10	9/1/2040	2,574,000		2,765,441
Apache, Sr. Unscd. Notes	5.35	7/1/2049	630,000		647,974
Archrock Partners, Gtd. Notes	6.25	4/1/2028	1,720,000	[b]	1,794,751
Blue Racer Midstream, Sr. Unscd. Notes	6.63	7/15/2026	3,246,000	[b]	3,278,460
Blue Racer Midstream, Sr. Unscd. Notes	7.63	12/15/2025	2,825,000	[b]	3,015,687
Cheniere Energy, Sr. Scd. Notes	4.63	10/15/2028	1,750,000	[b]	1,839,688
Cheniere Energy Partners, Gtd. Notes	4.50	10/1/2029	2,750,000		2,912,992
Cheniere Energy Partners, Sr. Scd. Notes	5.25	10/1/2025	3,045,000		3,127,976
Continental Resources, Gtd. Notes	4.50	4/15/2023	209,000		215,882
Crestwood Midstream Partners, Gtd. Notes	5.63	5/1/2027	3,920,000	[b,c]	3,888,150
Crestwood Midstream Partners, Gtd. Notes	5.75	4/1/2025	2,170,000	[c]	2,213,400
Crestwood Midstream Partners, Gtd. Notes	6.25	4/1/2023	917,000		921,012
CrownRock, Sr. Unscd. Notes	5.63	10/15/2025	5,892,000	[b]	6,020,887
CVR Energy, Gtd. Bonds	5.75	2/15/2028	2,740,000	[b]	2,603,000
DCP Midstream Operating, Gtd. Notes	5.63	7/15/2027	2,480,000		2,755,280
Double Eagle Finance, Sr. Unscd. Notes	7.75	12/15/2025	3,600,000	[b]	3,826,368
Endeavor Energy Resources, Sr. Unscd. Notes	6.63	7/15/2025	724,000	[b]	775,809
EnLink Midstream, Gtd. Notes	5.63	1/15/2028	367,000	[b]	375,803
EnLink Midstream Partners, Sr. Unscd. Notes	4.15	6/1/2025	2,955,000		2,903,287
EnLink Midstream Partners, Sr. Unscd. Notes	4.85	7/15/2026	1,475,000		1,432,594
Enviva Partners, Gtd. Notes	6.50	1/15/2026	5,015,000	[b]	5,337,841
EQM Midstream Partners, Sr. Unscd. Notes	4.75	7/15/2023	1,335,000		1,406,062
EQM Midstream Partners, Sr. Unscd. Notes	5.50	7/15/2028	1,485,000		1,626,045
EQM Midstream Partners, Sr. Unscd. Notes	6.00	7/1/2025	930,000	[b]	1,019,513

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 88.8% (continued)
Energy - 13.0% (continued)
EQM Midstream Partners, Sr. Unscd. Notes	6.50	7/1/2027	1,165,000	[b]	1,313,479
EQT, Sr. Unscd. Notes	3.90	10/1/2027	1,075,000		1,069,974
EQT, Sr. Unscd. Notes	5.00	1/15/2029	395,000		417,444
EQT, Sr. Unscd. Notes	7.88	2/1/2025	2,665,000		3,038,486
Genesis Energy, Gtd. Notes	6.50	10/1/2025	6,215,000		6,055,741
Genesis Energy, Gtd. Notes	7.75	2/1/2028	970,000	[c]	929,687
Genesis Energy, Gtd. Notes	8.00	1/15/2027	3,050,000		3,042,375
Jagged Peak Energy, Gtd. Notes	5.88	5/1/2026	2,655,000		2,755,797
Laredo Petroleum, Gtd. Notes	9.50	1/15/2025	2,340,000		2,038,000
Laredo Petroleum, Gtd. Notes	10.13	1/15/2028	375,000	[c]	319,500
Occidental Petroleum, Sr. Unscd. Notes	2.90	8/15/2024	2,300,000		2,217,200
Occidental Petroleum, Sr. Unscd. Notes	3.50	8/15/2029	2,020,000		1,851,875
Occidental Petroleum, Sr. Unscd. Notes	5.55	3/15/2026	1,140,000		1,191,710
Occidental Petroleum, Sr. Unscd. Notes	5.88	9/1/2025	590,000	[c]	629,235
Occidental Petroleum, Sr. Unscd. Notes	6.13	1/1/2031	2,095,000		2,247,307
Occidental Petroleum, Sr. Unscd. Notes	6.38	9/1/2028	1,503,000		1,592,241
Occidental Petroleum, Sr. Unscd. Notes	6.45	9/15/2036	2,435,000		2,553,098
Occidental Petroleum, Sr. Unscd. Notes	6.95	7/1/2024	2,712,000		2,935,740
Occidental Petroleum, Sr. Unscd. Notes	8.88	7/15/2030	3,260,000		3,832,537
Ovintiv, Gtd. Notes	6.63	8/15/2037	1,090,000		1,218,605
Ovintiv Exploration, Gtd. Notes	5.63	7/1/2024	2,185,000		2,346,892
PBF Holding, Sr. Scd. Notes	9.25	5/15/2025	5,171,000	[b]	5,078,568
PDC Energy, Gtd. Notes	5.75	5/15/2026	590,000		610,281
PDC Energy, Gtd. Notes	6.13	9/15/2024	2,640,000		2,717,840
Precision Drilling, Gtd. Notes	7.13	1/15/2026	765,000	[b]	668,273
Precision Drilling, Gtd. Notes	7.75	12/15/2023	488,000		449,875
Southwestern Energy, Gtd. Notes	7.50	4/1/2026	2,615,000	[c]	2,747,057
Southwestern Energy, Gtd. Notes	8.38	9/15/2028	900,000		978,188
Targa Resources Partners, Gtd. Bonds	5.13	2/1/2025	2,255,000		2,318,399
Targa Resources Partners, Gtd. Notes	5.00	1/15/2028	1,040,000		1,099,732
Targa Resources Partners, Gtd. Notes	6.50	7/15/2027	1,325,000		1,440,938

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 88.8% (continued)
Energy - 13.0% (continued)
TerraForm Power Operating, Gtd. Notes	4.75	1/15/2030	2,680,000	[b]	2,873,523
USA Compression Partners, Gtd. Notes	6.88	9/1/2027	2,888,000		3,088,052
USA Compression Partners, Gtd. Notes	6.88	4/1/2026	2,116,000		2,215,188
Western Midstream Operating, Sr. Unscd. Notes	4.10	2/1/2025	1,485,000		1,532,758
Western Midstream Operating, Sr. Unscd. Notes	4.50	3/1/2028	4,045,000		4,206,800
				143,951,311
Environmental Control - 1.6%
Covanta Holding, Gtd. Notes	5.00	9/1/2030	2,690,000		2,881,494
Covanta Holding, Sr. Unscd. Notes	6.00	1/1/2027	2,660,000		2,803,394
GFL Environmental, Gtd. Notes	4.00	8/1/2028	915,000	[b]	923,578
GFL Environmental, Sr. Scd. Notes	3.75	8/1/2025	1,225,000	[b]	1,251,797
GFL Environmental, Sr. Unscd. Notes	8.50	5/1/2027	1,281,000	[b]	1,424,312
Harsco, Gtd. Notes	5.75	7/31/2027	5,080,000	[b]	5,381,625
Waste Pro USA, Sr. Unscd. Notes	5.50	2/15/2026	2,871,000	[b]	2,943,938
				17,610,138
Food Products - 2.3%
Albertsons, Gtd. Notes	3.50	3/15/2029	2,687,000	[b]	2,717,900
Kraft Heinz Foods, Gtd. Notes	3.88	5/15/2027	1,170,000	[b]	1,261,756
Kraft Heinz Foods, Gtd. Notes	4.25	3/1/2031	1,560,000	[b]	1,739,966
Kraft Heinz Foods, Gtd. Notes	4.63	1/30/2029	1,635,000		1,871,244
Kraft Heinz Foods, Gtd. Notes	4.63	10/1/2039	2,735,000	[b]	3,059,667
Kraft Heinz Foods, Gtd. Notes	5.00	6/4/2042	940,000		1,102,917
Kraft Heinz Foods, Gtd. Notes	5.00	7/15/2035	1,535,000		1,861,445
Kraft Heinz Foods, Gtd. Notes	5.20	7/15/2045	1,185,000		1,409,083
New Albertsons, Sr. Unscd. Bonds	8.00	5/1/2031	954,000		1,197,270
Post Holdings, Gtd. Notes	4.63	4/15/2030	3,840,000	[b]	4,044,326
Post Holdings, Gtd. Notes	5.50	12/15/2029	1,715,000	[b]	1,873,680
Post Holdings, Gtd. Notes	5.75	3/1/2027	1,015,000	[b]	1,076,534
United Natural Foods, Gtd. Notes	6.75	10/15/2028	2,530,000	[b]	2,650,124
				25,865,912
Health Care - 8.1%
Bausch Health, Gtd. Notes	5.25	2/15/2031	915,000	[b]	957,634
Bausch Health, Gtd. Notes	5.25	1/30/2030	1,555,000	[b]	1,630,604
Bausch Health, Gtd. Notes	6.13	4/15/2025	1,780,000	[b]	1,836,355
Bausch Health, Gtd. Notes	6.25	2/15/2029	4,305,000	[b]	4,682,505
Bausch Health, Gtd. Notes	7.25	5/30/2029	3,990,000	[b]	4,491,922
Bausch Health, Gtd. Notes	9.00	12/15/2025	4,177,000	[b]	4,627,928
Bausch Health Americas, Gtd. Notes	8.50	1/31/2027	936,000	[b]	1,042,316

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 88.8% (continued)
Health Care - 8.1% (continued)
Centene, Sr. Unscd. Notes	5.38	6/1/2026	2,540,000	[b]	2,682,138
CHEPLAPHARM Arzneimittel, Sr. Scd. Notes	5.50	1/15/2028	4,540,000	[b]	4,749,975
Community Health Systems, Sr. Scd. Notes	6.00	1/15/2029	995,000	[b,c]	1,076,102
Community Health Systems, Sr. Scd. Notes	6.63	2/15/2025	2,813,000	[b]	2,965,901
Community Health Systems, Sr. Scd. Notes	8.63	1/15/2024	1,520,000	[b]	1,587,450
DaVita, Gtd. Notes	3.75	2/15/2031	2,405,000	[b]	2,446,450
DaVita, Gtd. Notes	4.63	6/1/2030	3,055,000	[b]	3,240,209
Encompass Health, Gtd. Notes	4.63	4/1/2031	474,000		507,773
Encompass Health, Gtd. Notes	4.75	2/1/2030	2,155,000		2,312,186
HCA, Gtd. Notes	3.50	9/1/2030	3,480,000		3,698,736
HCA, Gtd. Notes	5.38	9/1/2026	2,895,000		3,332,941
Legacy LifePoint Health, Sr. Scd. Notes	6.75	4/15/2025	500,000	[b]	538,155
LifePoint Health, Gtd. Notes	5.38	1/15/2029	1,615,000	[b]	1,615,888
Molina Healthcare, Sr. Unscd. Notes	3.88	11/15/2030	1,335,000	[b]	1,435,125
Ortho-Clinical Diagnostics, Sr. Unscd. Notes	7.25	2/1/2028	5,778,000	[b]	6,106,624
Ortho-Clinical Diagnostics, Sr. Unscd. Notes	7.38	6/1/2025	1,350,000	[b]	1,440,281
Prime Healthcare Services, Sr. Scd. Notes	7.25	11/1/2025	2,975,000	[b]	3,165,995
RP Escrow Issuer, Sr. Scd. Notes	5.25	12/15/2025	744,000	[b]	779,094
Select Medical, Gtd. Notes	6.25	8/15/2026	2,980,000	[b]	3,213,811
Surgery Center Holdings, Gtd. Notes	6.75	7/1/2025	1,590,000	[b]	1,622,794
Surgery Center Holdings, Gtd. Notes	10.00	4/15/2027	925,000	[b,c]	1,023,859
Tenet Healthcare, Gtd. Notes	6.13	10/1/2028	2,510,000	[b]	2,624,280
Tenet Healthcare, Scd. Notes	6.25	2/1/2027	3,415,000	[b]	3,624,664
Tenet Healthcare, Sr. Scd. Notes	4.63	6/15/2028	2,990,000	[b]	3,137,631
Tenet Healthcare, Sr. Scd. Notes	5.13	11/1/2027	2,260,000	[b]	2,398,425
U.S. Renal Care, Sr. Unscd. Notes	10.63	7/15/2027	1,960,000	[b]	2,170,700
West Street Merger Sub, Sr. Unscd. Notes	6.38	9/1/2025	6,080,000	[b]	6,243,400
				89,009,851
Industrial - 2.9%
ATS Automation Tooling Systems, Sr. Unscd. Notes	4.13	12/15/2028	665,000	[b]	678,300
Bombardier, Sr. Unscd. Notes	6.00	10/15/2022	4,140,000	[b,c]	4,074,381
Bombardier, Sr. Unscd. Notes	6.13	1/15/2023	1,170,000	[b]	1,144,845
Bombardier, Sr. Unscd. Notes	7.88	4/15/2027	1,850,000	[b]	1,703,795
Brand Industrial Services, Sr. Unscd. Notes	8.50	7/15/2025	3,842,000	[b]	3,933,247

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 88.8% (continued)
Industrial - 2.9% (continued)
EnPro Industries, Gtd. Notes		5.75	10/15/2026	3,085,000		3,288,795
Gates Global, Gtd. Notes		6.25	1/15/2026	5,075,000	[b]	5,337,225
Husky III Holding, Sr. Unscd. Notes		13.00	2/15/2025	4,325,000	[b,c]	4,716,953
Mueller Water Products, Gtd. Notes		5.50	6/15/2026	1,854,000	[b]	1,927,808
Stevens Holding, Gtd. Notes		6.13	10/1/2026	2,208,000	[b]	2,392,500
Titan Acquisition, Sr. Unscd. Notes		7.75	4/15/2026	2,825,000	[b]	2,930,937
					32,128,786
Information Technology - 1.4%
Ascend Learning, Sr. Unscd. Notes		6.88	8/1/2025	805,000	[b]	831,078
Ascend Learning, Sr. Unscd. Notes		6.88	8/1/2025	4,591,000	[b]	4,733,987
Black Knight InfoServ, Gtd. Notes		3.63	9/1/2028	1,965,000	[b]	2,014,125
Boxer Parent, Sr. Scd. Notes		7.13	10/2/2025	1,285,000	[b]	1,396,650
Change Healthcare Holdings, Gtd. Notes		5.75	3/1/2025	2,695,000	[b]	2,752,269
Rackspace Technology Global, Gtd. Notes		5.38	12/1/2028	1,825,000	[b]	1,915,474
Veritas Bermuda, Sr. Unscd. Notes		10.50	2/1/2024	1,750,000	[b,c]	1,786,164
					15,429,747
Insurance - 1.8%
Alliant Holdings Intermediate, Sr. Scd. Notes		4.25	10/15/2027	1,070,000	[b]	1,096,081
Alliant Holdings Intermediate, Sr. Unscd. Notes		6.75	10/15/2027	2,350,000	[b]	2,518,472
AmWINS Group, Gtd. Notes		7.75	7/1/2026	4,250,000	[b]	4,579,205
AssuredPartners, Sr. Unscd. Notes		5.63	1/15/2029	95,000	[b]	99,275
AssuredPartners, Sr. Unscd. Notes		7.00	8/15/2025	2,599,000	[b]	2,701,829
GTCR AP Finance, Sr. Unscd. Notes		8.00	5/15/2027	1,995,000	[b]	2,171,458
HUB International, Sr. Unscd. Notes		7.00	5/1/2026	2,968,000	[b]	3,106,888
USI, Sr. Unscd. Notes		6.88	5/1/2025	3,355,000	[b]	3,449,326
					19,722,534
Materials - 2.3%
ARD Finance, Sr. Scd. Notes	EUR	5.00	6/30/2027	2,805,000	[b]	3,505,188
ARD Finance, Sr. Scd. Notes		6.50	6/30/2027	2,215,000	[b]	2,367,281
Ardagh Packaging Finance, Gtd. Notes		6.00	2/15/2025	469,000	[b]	486,470
Ardagh Packaging Finance, Sr. Unscd. Notes		5.25	8/15/2027	4,083,000	[b]	4,290,457
Graham Packaging, Gtd. Notes		7.13	8/15/2028	4,745,000	[b]	5,252,122
LABL Escrow Issuer, Sr. Unscd. Notes		10.50	7/15/2027	1,060,000	[b,c]	1,195,813
Mauser Packaging Solutions Holding, Sr. Scd. Notes		5.50	4/15/2024	1,550,000	[b]	1,582,845
Mauser Packaging Solutions Holding, Sr. Scd. Notes		8.50	4/15/2024	2,580,000	[b]	2,683,200

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 88.8% (continued)
Materials - 2.3% (continued)
Mauser Packaging Solutions Holding, Sr. Unscd. Notes		7.25	4/15/2025	1,355,000	[b,c]	1,370,244
Trivium Packaging Finance, Gtd. Notes		8.50	8/15/2027	955,000	[b,c]	1,047,420
Trivium Packaging Finance, Sr. Scd. Notes		5.50	8/15/2026	1,955,000	[b]	2,071,078
					25,852,118
Media - 9.2%
Block Communications, Gtd. Notes		4.88	3/1/2028	2,780,000	[b]	2,869,919
CCO Holdings, Sr. Unscd. Notes		4.25	2/1/2031	885,000	[b]	933,772
CCO Holdings, Sr. Unscd. Notes		4.50	8/15/2030	3,200,000	[b]	3,400,016
CCO Holdings, Sr. Unscd. Notes		4.50	5/1/2032	2,445,000	[b]	2,613,632
CCO Holdings, Sr. Unscd. Notes		4.75	3/1/2030	1,475,000	[b]	1,593,369
CCO Holdings, Sr. Unscd. Notes		5.00	2/1/2028	4,755,000	[b]	5,033,167
CCO Holdings, Sr. Unscd. Notes		5.13	5/1/2027	2,155,000	[b]	2,289,741
CCO Holdings, Sr. Unscd. Notes		5.38	6/1/2029	2,560,000	[b]	2,809,318
CSC Holdings, Gtd. Notes		5.38	2/1/2028	1,020,000	[b]	1,091,400
CSC Holdings, Gtd. Notes		6.50	2/1/2029	1,870,000	[b]	2,114,830
CSC Holdings, Sr. Unscd. Notes		4.63	12/1/2030	4,720,000	[b]	4,933,037
CSC Holdings, Sr. Unscd. Notes		5.75	1/15/2030	3,835,000	[b]	4,208,932
CSC Holdings, Sr. Unscd. Notes		7.50	4/1/2028	1,255,000	[b]	1,413,086
Diamond Sports Group, Sr. Scd. Notes		5.38	8/15/2026	650,000	[b]	529,344
DISH DBS, Gtd. Notes		5.00	3/15/2023	1,865,000		1,927,944
DISH DBS, Gtd. Notes		5.88	11/15/2024	1,934,000		2,030,700
DISH DBS, Gtd. Notes		7.38	7/1/2028	1,690,000		1,801,963
Gray Television, Gtd. Notes		4.75	10/15/2030	4,225,000	[b]	4,296,297
Gray Television, Gtd. Notes		7.00	5/15/2027	2,350,000	[b]	2,576,188
iHeartCommunications, Sr. Scd. Notes		4.75	1/15/2028	2,710,000	[b]	2,795,880
Meredith, Sr. Scd. Notes		6.50	7/1/2025	2,530,000	[b]	2,689,706
Midcontinent Communications, Gtd. Notes		5.38	8/15/2027	2,225,000	[b]	2,333,046
Nexstar Broadcasting, Sr. Unscd. Notes		4.75	11/1/2028	4,685,000	[b]	4,910,466
Radiate Holdco, Sr. Unscd. Notes		6.50	9/15/2028	1,697,000	[b]	1,785,032
Scripps Escrow, Gtd. Notes		5.88	7/15/2027	2,851,000	[b]	2,982,003
Scripps Escrow II, Sr. Unscd. Notes		5.38	1/15/2031	3,270,000	[b,c]	3,444,880
Sirius XM Radio, Gtd. Notes		5.38	7/15/2026	2,665,000	[b]	2,784,925
Sirius XM Radio, Gtd. Notes		5.50	7/1/2029	2,895,000	[b]	3,190,833
Summer BidCo, Sr. Unscd. Bonds	EUR	9.00	11/15/2025	2,710,785	[b]	3,441,645
TEGNA, Gtd. Notes		4.75	3/15/2026	1,793,000	[b]	1,916,807
TEGNA, Gtd. Notes		5.00	9/15/2029	4,385,000		4,636,513

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 88.8% (continued)
Media - 9.2% (continued)
The EW Scripps Company, Gtd. Notes	5.13	5/15/2025	1,425,000	[b]	1,457,219
Townsquare Media, Sr. Scd. Notes	6.88	2/1/2026	2,075,000	[b]	2,179,321
Virgin Media Finance, Gtd. Notes	5.00	7/15/2030	3,535,000	[b]	3,671,981
Virgin Media Secured Finance, Sr. Scd. Notes	5.50	5/15/2029	3,065,000	[b]	3,326,567
Ziggo, Sr. Scd. Notes	4.88	1/15/2030	2,166,000	[b]	2,281,069
Ziggo, Sr. Scd. Notes	5.50	1/15/2027	1,365,000	[b]	1,427,237
Ziggo Bond, Gtd. Notes	5.13	2/28/2030	2,045,000	[b]	2,160,645
				101,882,430
Metals & Mining - 2.5%
Arconic, Scd. Notes	6.13	2/15/2028	4,255,000	[b]	4,595,400
Arconic, Sr. Scd. Notes	6.00	5/15/2025	1,260,000	[b]	1,347,413
Commercial Metals, Sr. Unscd. Notes	5.38	7/15/2027	3,000,000		3,165,000
Freeport-McMoRan, Gtd. Notes	4.63	8/1/2030	1,905,000		2,094,119
Freeport-McMoRan, Gtd. Notes	5.45	3/15/2043	2,665,000		3,322,882
Hudbay Minerals, Gtd. Notes	6.13	4/1/2029	2,298,000	[b]	2,481,840
Hudbay Minerals, Gtd. Notes	7.63	1/15/2025	2,265,000	[b]	2,357,016
Kaiser Aluminum, Gtd. Notes	4.63	3/1/2028	3,328,000	[b]	3,458,424
Kaiser Aluminum, Gtd. Notes	6.50	5/1/2025	505,000	[b]	541,613
Novelis, Gtd. Notes	4.75	1/30/2030	3,885,000	[b]	4,192,847
				27,556,554
Real Estate - 2.3%
Greystar Real Estate Partners, Sr. Scd. Notes	5.75	12/1/2025	3,770,000	[b]	3,873,675
Iron Mountain, Gtd. Notes	5.25	7/15/2030	3,245,000	[b]	3,508,656
Ladder Capital Finance Holdings, Gtd. Notes	4.25	2/1/2027	3,235,000	[b]	3,186,475
Ladder Capital Finance Holdings, Gtd. Notes	5.25	3/15/2022	1,030,000	[b]	1,037,081
Ladder Capital Finance Holdings, Gtd. Notes	5.25	10/1/2025	6,235,000	[b]	6,231,103
Starwood Property Trust, Sr. Unscd. Notes	5.50	11/1/2023	3,155,000	[b]	3,300,919
VICI Properties, Gtd. Notes	4.13	8/15/2030	1,515,000	[b]	1,601,173
VICI Properties, Gtd. Notes	4.25	12/1/2026	1,665,000	[b]	1,729,477
VICI Properties, Gtd. Notes	4.63	12/1/2029	1,200,000	[b]	1,286,028
				25,754,587
Retailing - 3.1%
99 Escrow Issuer, Sr. Scd. Notes	7.50	1/15/2026	365,000	[b]	363,631
Burlington Coat Factory Warehouse, Sr. Scd. Notes	6.25	4/15/2025	1,815,000	[b]	1,930,706
Golden Nugget, Gtd. Notes	8.75	10/1/2025	1,845,000	[b,c]	1,911,881
Golden Nugget, Sr. Unscd. Notes	6.75	10/15/2024	2,105,000	[b]	2,092,517

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 88.8% (continued)
Retailing - 3.1% (continued)
LBM Acquisition, Gtd. Notes		6.25	1/15/2029	5,905,000	[b]	6,154,221
Macy's, Sr. Scd. Notes		8.38	6/15/2025	3,713,000	[b]	4,127,371
Michaels Stores, Sr. Scd. Notes		4.75	10/1/2027	3,190,000	[b]	3,274,535
New Red Finance, Scd. Notes		4.00	10/15/2030	1,721,000	[b]	1,747,521
New Red Finance, Scd. Notes		4.38	1/15/2028	1,355,000	[b]	1,397,940
Staples, Sr. Scd. Notes		7.50	4/15/2026	3,681,000	[b]	3,850,105
Staples, Sr. Unscd. Notes		10.75	4/15/2027	1,945,000	[b]	1,937,706
White Cap Buyer, Sr. Unscd. Notes		6.88	10/15/2028	5,550,000	[b]	5,928,094
					34,716,228
Technology Hardware & Equipment - 1.9%
Austin Bidco, Sr. Unscd. Notes		7.13	12/15/2028	2,235,000	[b]	2,336,972
Banff Merger Sub, Sr. Unscd. Notes	EUR	8.38	9/1/2026	2,935,000	[b]	3,754,063
Banff Merger Sub, Sr. Unscd. Notes		9.75	9/1/2026	3,557,000	[b]	3,845,900
Diebold Nixdorf, Gtd. Notes		8.50	4/15/2024	2,700,000	[c]	2,737,125
Everi Payments, Gtd. Notes		7.50	12/15/2025	2,796,000	[b]	2,911,041
Tempo Acquisition, Sr. Unscd. Notes		6.75	6/1/2025	5,020,000	[b]	5,194,696
					20,779,797
Telecommunication Services - 5.7%
Altice France, Sr. Scd. Notes		7.38	5/1/2026	3,475,000	[b]	3,661,781
Altice France, Sr. Scd. Notes		8.13	2/1/2027	1,480,000	[b]	1,633,409
Altice France Holding, Gtd. Notes		6.00	2/15/2028	2,120,000	[b,c]	2,150,920
Altice France Holding, Sr. Scd. Notes	EUR	8.00	5/15/2027	5,305,000	[b]	7,056,677
CenturyLink, Sr. Unscd. Debs., Ser. G		6.88	1/15/2028	1,180,000		1,372,788
CenturyLink, Sr. Unscd. Notes		5.13	12/15/2026	2,600,000	[b]	2,749,279
CenturyLink, Sr. Unscd. Notes		5.63	4/1/2025	840,000		907,725
Cincinnati Bell, Gtd. Notes		7.00	7/15/2024	1,500,000	[b]	1,564,673
Cincinnati Bell, Gtd. Notes		8.00	10/15/2025	4,098,000	[b]	4,377,176
CommScope, Gtd. Notes		7.13	7/1/2028	1,500,000	[b]	1,600,065
CommScope, Gtd. Notes		8.25	3/1/2027	2,465,000	[b]	2,634,481
CommScope, Sr. Scd. Notes		6.00	3/1/2026	3,445,000	[b]	3,634,182
CommScope Technologies, Gtd. Notes		6.00	6/15/2025	1,237,000	[b]	1,266,502
Connect Finco, Sr. Scd. Notes		6.75	10/1/2026	4,356,000	[b]	4,698,251
DKT Finance, Sr. Scd. Notes		9.38	6/17/2023	1,600,000	[b]	1,659,901
Embarq, Sr. Unscd. Notes		8.00	6/1/2036	2,755,000		3,403,320
Intrado, Gtd. Notes		8.50	10/15/2025	3,965,000	[b,c]	3,842,085
Level 3 Financing, Gtd. Notes		3.63	1/15/2029	2,845,000	[b]	2,843,222
TalkTalk Telecom Group, Gtd. Notes	GBP	3.88	2/20/2025	2,100,000		2,810,725
Telecom Italia Capital, Gtd. Notes		6.00	9/30/2034	3,480,000		4,247,653
ViaSat, Sr. Unscd. Notes		5.63	9/15/2025	2,068,000	[b]	2,117,735
ViaSat, Sr. Unscd. Notes		6.50	7/15/2028	720,000	[b,c]	780,304
Zayo Group Holdings, Sr. Scd. Notes		4.00	3/1/2027	2,090,000	[b]	2,097,952
					63,110,806

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 88.8% (continued)
Utilities - 1.9%
Calpine, Sr. Scd. Notes	4.50	2/15/2028	1,655,000	[b]	1,723,683
Calpine, Sr. Unscd. Notes	5.00	2/1/2031	2,209,000	[b]	2,311,719
Calpine, Sr. Unscd. Notes	5.13	3/15/2028	1,565,000	[b]	1,648,548
Clearway Energy Operating, Gtd. Notes	4.75	3/15/2028	595,000	[b]	638,697
NRG Energy, Gtd. Notes	5.25	6/15/2029	1,435,000	[b]	1,581,822
NRG Energy, Gtd. Notes	5.75	1/15/2028	1,880,000		2,057,425
NRG Energy, Gtd. Notes	6.63	1/15/2027	1,980,000		2,093,850
NRG Energy, Sr. Unscd. Notes	3.63	2/15/2031	2,225,000	[b]	2,293,252
Pike, Gtd. Notes	5.50	9/1/2028	4,040,000	[b]	4,277,350
Vistra Operations, Gtd. Notes	5.50	9/1/2026	1,995,000	[b]	2,081,683
Vistra Operations, Gtd. Notes	5.63	2/15/2027	695,000	[b]	740,245
				21,448,274
Total Bonds and Notes (cost $925,956,424)			981,637,278

Floating Rate Loan Interests - 6.2%
Building Materials - .1%
CP Atlas Buyer, Initial Tranche Term Loan B-1, 3 Month LIBOR +4.50%	5.25	11/23/2027	728,250	[e]	730,708
CP Atlas Buyer, Initial Tranche Term Loan B-2, 3 Month LIBOR +4.50%	5.25	11/23/2027	242,750	[e]	243,569
				974,277
Commercial & Professional Services - .5%
Amentum Government Services Holdings, First Lien Tranche 2 Term Loan, 3 Month LIBOR +4.75%	5.50	1/31/2027	3,244,000	[e]	3,276,440
Verscend Holding, Term Loan B, 1 Month LIBOR +4.50%	4.65	8/27/2025	2,593,367	[e]	2,597,257
				5,873,697
Consumer Discretionary - .3%
Caesars Resort Collection, Term Loan B-1, 1 Month LIBOR +4.50%	4.65	7/20/2025	3,356,588	[e]	3,367,597
Food Products - .3%
Froneri US, Second Lien Facility USD Term Loan, 1 Month LIBOR +5.75%	5.90	1/31/2028	2,988,000	[e]	3,025,350
Health Care - .5%
Auris Luxembourg III, Facility Term Loan B-2, 1 Month LIBOR +3.75%	3.90	2/21/2026	319,746	[e]	309,754
Milano Acquisition, Term Loan B, 3 Month LIBOR +4.00%	4.75	10/1/2027	2,919,000	[e]	2,925,685

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 6.2% (continued)
Health Care - .5% (continued)
Pathway Vet Alliance, First Lien Initial Delayed Draw Term Loan, 1 Month LIBOR +4.00%	4.15	3/31/2027	134,800	[e,f]	134,952
Pathway Vet Alliance, First Lien Initial Term Loan, 1 Month LIBOR +4.00%	4.15	3/31/2027	1,646,202	[e]	1,648,054
Pluto Acquisition I, First Lien 2020 Incremental Term Loan, 3 Month LIBOR +5.00%	5.50	6/20/2026	650,000	[e]	652,438
				5,670,883
Information Technology - 1.3%
CT Technologies, Initial Term Loan, 1 Month LIBOR +5.00%	6.00	12/16/2025	2,920,000	[e]	2,916,350
Finastra USA, First Lien Dollar Term Loan, 3 Month LIBOR +3.50%	4.50	6/13/2024	2,937,006	[e]	2,884,390
Greeneden US Holdings II, Dollar Term Loan B-4, 3 Month LIBOR +4.00%	4.75	12/1/2027	3,525,000	[e]	3,537,672
Ivanti Software, First Lien Initial Term Loan, 1 Month LIBOR +4.75%	5.75	12/1/2027	4,109,961	[e]	4,107,392
Software Luxembourg Acquisition, Second Out Term Loan, 1 Month LIBOR +7.50%	8.50	4/27/2025	793,345	[e]	794,008
Software Luxembourg Acquisition, Senior Secured Term Loan, 1 Month LIBOR +7.50%	8.50	12/27/2024	240,753	[e]	246,772
				14,486,584
Insurance - .8%
Asurion, Second Lien Replacement Term Loan B-2, 1 Month LIBOR +6.50%	6.65	8/4/2025	5,091,515	[e]	5,141,157
Mayfield Agency Borrower, First Lien Term Loan B, 1 Month LIBOR +4.50%	4.65	2/28/2025	4,416,771	[e]	4,284,268
				9,425,425
Materials - .8%
LABL, Initial Dollar Term Loan, 3 Month LIBOR +4.50%	4.65	7/2/2026	3,092,172	[e]	3,100,861
Plaze, 2020-1 Additional Term Loan, 1 Month LIBOR +4.25%	5.25	8/3/2026	3,032,400	[e]	3,021,028
Tosca Services, New First Lien Term Loan, 1 Month LIBOR +4.25%	5.25	8/18/2027	2,656,000	[e]	2,674,818
				8,796,707
Media - .3%
Radiate Holdco, Term Loan B, 1 Month LIBOR +3.50%	4.25	9/25/2026	3,220,000	[e]	3,229,547

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 6.2% (continued)
Technology Hardware & Equipment - .2%
Austin Bidco, Term Loan, 1 Month LIBOR +4.25%	5.00	12/9/2027	2,170,000	[e]	2,161,863
Telecommunication Services - .5%
CCI Buyer, First Lien Initial Term Loan, 1 Month LIBOR +4.00%	4.75	12/17/2027	2,190,000	[e]	2,191,818
West, Initial Term Loan B, 3 Month LIBOR +4.00%	5.00	10/10/2024	2,992,288	[e]	2,908,549
				5,100,367
Utilities - .6%
Astoria Energy, Advance Term Loan B, 3 Month LIBOR +3.50%	4.50	12/10/2027	2,200,000	[e]	2,190,375
Eastern Power, Term Loan B, 3 Month LIBOR +3.75%	4.75	10/2/2025	1,753,000	[e]	1,656,708
EFS Cogen Holdings I, Advance Term Loan B, 3 Month LIBOR +3.50%	4.50	10/1/2027	2,617,656	[e]	2,610,209
				6,457,292
Total Floating Rate Loan Interests (cost $68,002,338)			68,569,589
			Shares
Common Stocks - .1%
Information Technology - .1%
SkillSoft, Cl. A (cost $1,014,332)			7,431	[g,h]	1,263,270

Exchange-Traded Funds - 2.5%
Registered Investment Companies - 2.5%
Invesco Senior Loan ETF			250,000		5,570,000
iShares iBoxx High Yield Corporate Bond ETF			110,100	[c]	9,611,730
SPDR Bloomberg Barclays High Yield Bond ETF			110,000		11,983,400
Total Exchange-Traded Funds (cost $26,760,829)			27,165,130
	Annualized Yield (%)		Principal Amount ($)
Short-Term Investments - .1%
U.S. Government Securities
U.S. Treasury Bills (cost $1,329,943)	0.12	1/14/2021	1,330,000	[i]	1,329,987

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - 2.5%
Registered Investment Companies - 2.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $27,799,116)	0.09	27,799,116	[j] 27,799,116

Investment of Cash Collateral for Securities Loaned - 2.7%
Registered Investment Companies - 2.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $29,568,386)	0.05	29,568,386	[j] 29,568,386
Total Investments (cost $1,080,431,368)		102.9%	1,137,332,756
Liabilities, Less Cash and Receivables		(2.9%)	(32,185,206)
Net Assets		100.0%	1,105,147,550

ETF—Exchange-Traded Fund

EURIBOR—Euro Interbank Offered Rate

LIBOR—London Interbank Offered Rate

EUR—Euro

GBP—British Pound

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, these securities were valued at $747,618,242 or 67.65% of net assets.

c Security, or portion thereof, on loan. At December 31, 2020, the value of the fund’s securities on loan was $50,993,639 and the value of the collateral was $53,497,319, consisting of cash collateral of $29,568,386 and U.S. Government & Agency securities valued at $23,928,933.

d Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

e Variable rate security—rate shown is the interest rate in effect at period end.

f Investment, or portion of investment, represents an unfunded floating note loan interest outstanding.

g Non-income producing security.

h The fund held Level 3 securities at December 31, 2020, these securities were valued at $1,263,270 or .11% of net assets.

i Security is a discount security. Income is recognized through the accretion of discount.

j Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Communications	16.9
Consumer, Non-cyclical	16.1
Consumer, Cyclical	13.9
Energy	13.0
Industrial	11.8
Financial	8.8
Investment Companies	7.7
Technology	4.9
Basic Materials	4.1
Collateralized Loan Obligations	3.1
Utilities	2.5
Government	.1
102.9

† Based on net assets.

  See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 12/31/19 ($)	Purchases ($)†	Sales ($)	Value 12/31/20 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	30,103,699	642,922,842	(645,227,425)	27,799,116	2.5	266,390
Investment of Cash Collateral for Securities Loaned:††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	31,853,238	168,833,256	(200,686,494)	-	-	88,522†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	52,662,726	(23,094,340)	29,568,386	2.7	19,740†††
Total	61,956,937	864,418,824	(869,008,259)	57,367,502	5.2	374,652

† Includes reinvested dividends/distributions.

†† Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund SL Shares.

††† Represents securities lending income earned from reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

      See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS December 31, 2020

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital
Euro	1,440,000	United States Dollar	1,766,057	1/29/2021	(5,650)
United States Dollar	45,439,191	Euro	37,050,000	1/29/2021	145,382
Goldman Sachs
British Pound	2,580,000	United States Dollar	3,485,479	1/29/2021	43,475
United States Dollar	12,023,550	British Pound	8,900,000	1/29/2021	(149,974)
Gross Unrealized Appreciation					188,857
Gross Unrealized Depreciation					(155,624)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $50,993,639)—Note 1(c):
Unaffiliated issuers	1,023,063,866	1,079,965,254
Affiliated issuers	57,367,502	57,367,502
Cash denominated in foreign currency	707,190	708,846
Dividends, interest and securities lending income receivable		16,849,106
Receivable for investment securities sold		15,785,952
Receivable for shares of Beneficial Interest subscribed		3,672,302
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		188,857
		1,174,537,819
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		672,006
Cash overdraft due to Custodian		2,931,453
Payable for investment securities purchased		35,097,059
Liability for securities on loan—Note 1(c)		29,568,386
Payable for shares of Beneficial Interest redeemed		958,787
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		155,624
Trustees’ fees and expenses payable		2,373
Other accrued expenses		4,581
		69,390,269
Net Assets ($)		1,105,147,550
Composition of Net Assets ($):
Paid-in capital		1,216,585,965
Total distributable earnings (loss)		(111,438,415)
Net Assets ($)		1,105,147,550

Net Asset Value Per Share	Class A	Class C	Class I
Net Assets ($)	124,719,726	6,567,103	973,860,721
Shares Outstanding	20,284,353	1,067,577	158,242,393
Net Asset Value Per Share ($)	6.15	6.15	6.15

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income ($):
Income:
Interest	56,553,191
Dividends:
Unaffiliated issuers	586,218
Affiliated issuers	259,907
Income from securities lending—Note 1(c)	108,262
Total Income	57,507,578
Expenses:
Management fee—Note 3(a)	6,925,360
Distribution/Service Plan fees—Note 3(b)	398,838
Trustees’ fees—Note 3(a,d)	90,024
Loan commitment fees—Note 2	29,723
Registration fees	4,581
Total Expenses	7,448,526
Less—Trustees’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(90,024)
Net Expenses	7,358,502
Investment Income—Net	50,149,076
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(36,007,855)
Net realized gain (loss) on forward foreign currency exchange contracts	(3,117,506)
Capital gain distributions from affiliated issuers	6,483
Net Realized Gain (Loss)	(39,118,878)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	25,757,850
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	287,937
Net Change in Unrealized Appreciation (Depreciation)	26,045,787
Net Realized and Unrealized Gain (Loss) on Investments	(13,073,091)
Net Increase in Net Assets Resulting from Operations	37,075,985

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
Operations ($):
Investment income—net	50,149,076	55,219,800
Net realized gain (loss) on investments	(39,118,878)	(19,391,376)
Net change in unrealized appreciation (depreciation) on investments	26,045,787	98,010,479
Net Increase (Decrease) in Net Assets Resulting from Operations	37,075,985	133,838,903
Distributions ($):
Distributions to shareholders:
Class A	(6,459,060)	(7,880,254)
Class C	(371,330)	(642,082)
Class I	(45,781,042)	(48,529,327)
Total Distributions	(52,611,432)	(57,051,663)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	43,693,110	87,260,245
Class C	1,112,401	1,056,904
Class I	505,081,371	371,736,324
Distributions reinvested:
Class A	5,107,152	6,307,472
Class C	284,075	434,755
Class I	13,203,022	14,711,190
Cost of shares redeemed:
Class A	(78,706,982)	(76,379,860)
Class C	(5,922,475)	(8,008,478)
Class I	(460,625,193)	(239,422,839)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	23,226,481	157,695,713
Total Increase (Decrease) in Net Assets	7,691,034	234,482,953
Net Assets ($):
Beginning of Period	1,097,456,516	862,973,563
End of Period	1,105,147,550	1,097,456,516

	Year Ended December 31,
	2020	2019
Capital Share Transactions (Shares):
Class Aa
Shares sold	7,463,004	14,409,743
Shares issued for distributions reinvested	872,773	1,037,190
Shares redeemed	(13,298,018)	(12,591,956)
Net Increase (Decrease) in Shares Outstanding	(4,962,241)	2,854,977
Class Ca,b
Shares sold	189,423	174,332
Shares issued for distributions reinvested	48,559	71,593
Shares redeemed	(1,013,019)	(1,327,018)
Net Increase (Decrease) in Shares Outstanding	(775,037)	(1,081,093)
Class Ib
Shares sold	86,018,274	61,323,100
Shares issued for distributions reinvested	2,247,450	2,416,407
Shares redeemed	(80,258,004)	(39,480,975)
Net Increase (Decrease) in Shares Outstanding	8,007,720	24,258,532

[a] During the period ended December 31, 2020, 13,541 Class C shares representing $78,927 were automatically converted to 13,544 Class A shares and during the period ended December 31, 2019, 9,890 Class C shares representing $60,101 were automatically converted to 9,894 Class A shares.

[b] During the period ended December 31, 2020, 14,133 Class C shares representing $77,736 were exchanged for 14,134 Class I shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Class A Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	6.18	5.70	6.30	6.21	5.82
Investment Operations:
Investment income—net[a]	.29	.32	.33	.32	.33
Net realized and unrealized gain (loss) on investments	(.02)	.49	(.57)	.11	.39
Total from Investment Operations	.27	.81	(.24)	.43	.72
Distributions:
Dividends from investment income—net	(.30)	(.33)	(.35)	(.34)	(.33)
Dividends from net realized gain on investments	-	-	(.01)	(.00)[b]	-
Total Distributions	(.30)	(.33)	(.36)	(.34)	(.33)
Net asset value, end of period	6.15	6.18	5.70	6.30	6.21
Total Return (%)[c]	4.77	14.42	(4.05)	7.12	12.71
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96	.96	.96	.96	.96
Ratio of net expenses to average net assets	.95	.95	.95	.95	.95
Ratio of net investment income to average net assets	4.91	5.21	5.34	5.14	5.53
Portfolio Turnover Rate	122.11	67.61	72.69	66.96	69.04
Net Assets, end of period ($ x 1,000)	124,720	156,134	127,635	155,919	180,228

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

  See notes to financial statements.

	Year Ended December 31,
Class C Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	6.18	5.70	6.30	6.21	5.82
Investment Operations:
Investment income—net[a]	.25	.27	.28	.28	.28
Net realized and unrealized gain (loss) on investments	(.02)	.49	(.57)	.10	.39
Total from Investment Operations	.23	.76	(.29)	.38	.67
Distributions:
Dividends from investment income—net	(.26)	(.28)	(.30)	(.29)	(.28)
Dividends from net realized gain on investments	-	-	(.01)	(.00)[b]	-
Total Distributions	(.26)	(.28)	(.31)	(.29)	(.28)
Net asset value, end of period	6.15	6.18	5.70	6.30	6.21
Total Return (%)[c]	3.99	13.57	(4.77)	6.32	11.87
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.71	1.71	1.71	1.71	1.71
Ratio of net expenses to average net assets	1.70	1.70	1.70	1.70	1.70
Ratio of net investment income to average net assets	4.24	4.56	4.63	4.38	4.78
Portfolio Turnover Rate	122.11	67.61	72.69	66.96	69.04
Net Assets, end of period ($ x 1,000)	6,567	11,396	16,665	26,216	59,502

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Exclusive of sales charge.
  See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class I Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	6.19	5.70	6.30	6.22	5.82
Investment Operations:
Investment income—net[a]	.30	.33	.35	.34	.35
Net realized and unrealized gain (loss) on investments	(.02)	.50	(.58)	.10	.39
Total from Investment Operations	.28	.83	(.23)	.44	.74
Distributions:
Dividends from investment income—net	(.32)	(.34)	(.36)	(.36)	(.34)
Dividends from net realized gain on investments	-	-	(.01)	(.00)[b]	-
Total Distributions	(.32)	(.34)	(.37)	(.36)	(.34)
Net asset value, end of period	6.15	6.19	5.70	6.30	6.22
Total Return (%)	4.86	14.89	(3.80)	7.21	13.17
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71	.71	.71	.71	.71
Ratio of net expenses to average net assets	.70	.70	.70	.70	.70
Ratio of net investment income to average net assets	5.10	5.46	5.64	5.39	5.79
Portfolio Turnover Rate	122.11	67.61	72.69	66.96	69.04
Net Assets, end of period ($ x 1,000)	973,861	929,926	718,673	1,051,673	923,563

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

  See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon High Yield Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds III (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution fees and/or Service Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Service Plan fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

NOTES TO FINANCIAL STATEMENTS (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities, floating rate loan interests, and other securities, excluding short-term investments (other than U.S. Treasury Bills), and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

NOTES TO FINANCIAL STATEMENTS (continued)

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2020 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Collateralized Loan Obligations	-	34,059,649	-	34,059,649
Corporate Bonds	-	947,577,629	-	947,577,629
Equity Securities - Common Stocks	-	-	1,263,270	1,263,270

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)(continued)
Investments In Securities:†(continued)
Exchange-Traded Funds	27,165,130	-	-	27,165,130
Floating Rate Loan Interests	-	68,569,589	-	68,569,589
Investment Companies	57,367,502	-	-	57,367,502
U.S. Treasury Securities	-	1,329,987	-	1,329,987
Other Financial Instruments:
Forward Foreign Currency Exchange contracts††	-	188,857	-	188,857
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange contracts††	-	(155,624)	-	(155,624)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities-Common Stocks ($)
Balance as of 12/31/2019	-
Realized Gain (Loss)	-
Change in unrealized appreciation (depreciation)	-
Purchases/Issuances	-
Sales/Dispositions	-
Transfers into Level 3†	1,263,270
Transfer out of Level 3	-
Balances as of 12/31/2020††	1,263,270
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to investments still held at 12/31/2020	248,938

† Transfers into of Level 3 represent the value at the date of transfer. The transfer into Level 3 for the current period was due to the lack of observable inputs.

†† Securities deemed as Level 3 due to the lack of observable inputs by management assessment.

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2020, The Bank of New York Mellon earned $20,457 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. High Yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry.

The fund invests in floating rate loan interests. The floating rate loans in which the fund invests typically are below investment grade securities, and inherently speculative. In the event of the bankruptcy of a borrower, the

NOTES TO FINANCIAL STATEMENTS (continued)

fund could experience delays or limitations imposed by insolvency laws with respect to its ability to realize the benefits of any collateral securing the borrower’s loan.

(f) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2020, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2020, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,745,354, accumulated capital losses $167,983,420 and unrealized appreciation $54,799,651.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2020. The fund has $52,739,403 of short-term capital losses and $115,244,017 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2020 and December 31, 2019 were as follows: ordinary income $52,611,432 and $57,051,663, respectively.

(h) New Accounting Pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848)-Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility

NOTES TO FINANCIAL STATEMENTS (continued)

at the time of borrowing. During the period ended December 31, 2020, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the Adviser provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Adviser also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Adviser a fee, calculated daily and paid monthly, at an annual rate of .70% of the value of the fund’s average daily net assets. Out of its fee, the Adviser pays all of the expenses of the fund (excluding Rule 12b-1 Distribution Plan fees, Service Plan fees, brokerage commissions, taxes, interest expense, commitment fees on borrowings, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses). In addition, the Adviser is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). During the period ended December 31, 2020, Trustees’ fees reimbursed by the Adviser amounted to $90,024.

During the period ended December 31, 2020, the Distributor retained $1,869 from commissions earned on sales of the fund’s Class A shares and $454 and $97 from CDSC fees on redemptions of the fund’s Class A and Class C shares, respectively.

(b) Under the Distribution Plans adopted pursuant to Rule 12b-1 (the “Distribution Plans”) under the Act, Class A shares pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class C shares pay the Distributor for distributing its shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class C shares. Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class C shares pay the Distributor for providing certain services to the holders of their shares, a fee at an annual rate of .25% of the value of the average daily net assets of Class C shares. During the period ended December 31, 2020, Class A and Class C shares were charged $314,725 and $63,085, respectively, pursuant to their Distribution Plans. During the period ended December 31, 2020, Class C shares were charged $21,028 pursuant to the Service Plan.

Under its terms, the Distribution Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plans or Service Plan.

(c) The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $647,789, Distribution Plans fees of $30,842 and Service Plan fees of $1,375, which are offset against an expense reimbursement currently in effect in the amount of $8,000.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and forward contracts, during the period ended December 31, 2020, amounted to $1,175,496,690 and $1,148,325,012, respectively.

Floating Rate Loan Interests: Floating rate instruments are loans and other securities with interest rates that adjust or “float” periodically. Floating rate loans are made by banks and other financial institutions to their corporate clients. The rates of interest on the loans adjust periodically by reference to a base lending rate, such as the LIBOR plus a premium or credit spread. Floating rate loans reset on periodic set dates, typically 30 to 90 days, but not to exceed one year. The fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

NOTES TO FINANCIAL STATEMENTS (continued)

Each type of derivative instrument that was held by the fund during the period ended December 31, 2020 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at December 31, 2020 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At December 31, 2020, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	188,857	(155,624)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	188,857	(155,624)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	188,857	(155,624)

The following tables present derivative liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of December 31, 2020:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Barclays Capital	145,382		(5,650)	(139,732)		-
Goldman Sachs	43,475		(43,475)	-		-
Total	188,857		(49,125)	(139,732)		-

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Barclays Capital	(5,650)		5,650	-		-
Goldman Sachs	(149,974)		43,475	-		(106,499)
Total	(155,624)		49,125	-		(106,499)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2020:

Average Market Value ($)
Forward contracts	32,343,883

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020, the cost of investments for federal income tax purposes was $1,082,602,940; accordingly, accumulated net unrealized appreciation on investments was $54,729,816, consisting of $56,794,691 gross unrealized appreciation and $2,064,875 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Trustees of
BNY Mellon Investment Funds III

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon High Yield Fund (the “Fund”), a series of BNY Mellon Investment Funds III, including the statements of investments and forward foreign currency exchange contracts, as of December 31, 2020, and the statement of investments in affiliated issuers as of and for the year then ended, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, agent banks, and brokers, or by other appropriate auditing procedures when replies from agent banks and brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
February 26, 2021

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund designates the maximum amount allowable but not less than 74.63% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (77)
Chairman of the Board (1999)
Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 109

———————

Francine J. Bovich (69)
Board Member (2011)
Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 66

———————

Andrew J. Donohue (70)
Board Member (2019)
Principal Occupation During Past 5 Years:

• Of Counsel, Shearman & Sterling LLP (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

• Managing Director and Investment Company General Counsel of Goldman Sachs (2012-2015)

• Attorney, Solo Law Practice (2019-Present)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 52

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Kenneth A. Himmel (74)
Board Member (1994)
Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-Present)

• President and CEO, Related Urban Development, a real estate development company (1996-Present)

• CEO, American Food Management, a restaurant company (1983-Present)

• President and CEO, Himmel & Company, a real estate development company (1980-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Stephen J. Lockwood (73)
Board Member (1994)
Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Roslyn M. Watson (71)
Board Member (1994)
Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 52

———————

Benaree Pratt Wiley (74)
Board Member (1998)
Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-Present)

No. of Portfolios for which Board Member Serves: 70

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

James M. Fitzgibbons, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 117 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 42 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Director-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank–Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 49 years old and has been an employee of the Adviser since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 30 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Senior Managing Counsel of BNY Mellon since December 2020; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the the Adviser or an affiliate of the the Adviser. He is 52 years old and has been an employee of BNY Mellon since April 2004.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Assistant Secretary of the Adviser since 2018; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2005.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (62 investment companies, comprised of 132 portfolios). He is 63 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 133 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon High Yield Fund
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DPLTX Class C: PTHIX Class I: DLHRX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 0029AR1220

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $62,430 in 2019 and $62,430 in 2020.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $4,890 in 2019 and $4,890 in 2020.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2,730 in 2019 and $0 in 2020.  These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2019 and $0 in 2020.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2019 and $0 in 2020.

(e)(1)  Audit Committee Pre-Approval Policies and Procedures.  The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2)  Note.  None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $463,000 in 2019 and $472,000 in 2020.

Auditor Independence.  The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds III

By:       /s/ David DiPetrillo

            David DiPetrillo

            President (Principal Executive Officer)

Date:    February 25, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ David DiPetrillo

            David DiPetrillo
            President (Principal Executive Officer)

Date:    February 25, 2021

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    February 25, 2021

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)